Exhibit 10.4

TENANCY EXTENSION AGREEMENT Room Rental

For

3 Mount Elizabeth #15-14, Room 1, Mount Elizabeth Medical Centre, Singapore 228510

Susan Quek Heart Care Private Limited; Company Registration No: 199408950D of having its registered office at 3 Mount Elizabeth #15-14 Mount Elizabeth Medical Centre, Singapore 228510 (hereinafter known as “The Landlord”) which expression shall where the context so admits include its successors and assigns), of one part,

AND

HC Orthopaedic Surgery Pte Ltd; Company Registration No: 201725626E of having its registered office at 3 Mount Elizabeth #15-14 Mount Elizabeth Medical Centre, Singapore 228510 (hereinafter after known as “The Tenant”), of the other.

This Agreement is an extension to the Tenancy Agreement dated 22nd November 2017 and as extended by the Tenancy Extension Agreement dated 25th July 2019 and 1st June 2021 between the Landlord and the Tenant. The Agreement is signed on 1st day of June 2023. Unless otherwise stated, all capitalised terms used herein shall have the meanings ascribed to them in the Tenancy Agreement dated 22nd November 2017.

Whereas the Landlord has agreed with the Tenant to extend the said Tenancy for a further period of Twenty Four (24) months from 1st day of December 2023 and expiring on 30th day of November 2025. The Landlord and Tenant hereby mutually agree to the following:

1.	Rental:

1.1	The rental for the extended period from 1st day of December 2023 and expiring on 30th day of November 2025 shall be Singapore Dollars Ten Thousand Five Hundred (S$10,500.00) payable monthly in advance without deduction between whatsoever by GIRO, on the First (lst) day of each calendar month.

1.2	The Tenant hereby undertakes to pay the Rent and all other sums payable by it hereunder by way of bank transfer or GIRO to the Landlord’s bank account as shown below. All bank charges shall be for the account of the Tenant.

Bank: UOB Current

Bank Account: 357-301-627-9

Name: Susan Quek Heart Care Pte Ltd

2.	Termination of Rental

2.1	The Landlord and the Tenant agree that either party is entitled to terminate the Tenancy at any time by giving to the other party at least six (6) months’ notice in writing in year 1, i.e. for the rental period between 1st day of December 2023 and expiring on 30th day of November 2024.

2.2	The Landlord and the Tenant agree that either party is entitled to terminate the Tenancy at any time by giving to the other party at least three (3) months’ notice in writing in year 2, i.e. for the rental period between 1st day of December 2024 and expiring on 30th day of November 2025.

3.	Except as amended above, all the other terms and conditions provided in the Tenancy Agreement dated 22nd November 2017 and the Tenancy Extension Agreement dated 25th July 2019 and 1st June 2021 shall remain applicable and shall apply during this extended period of tenancy as though they are expressly incorporated herein.

4.	Governing Law

The validity, interpretation and enforcement of this Agreement and all rights, remedies, powers, obligations and liabilities hereunder shall be governed by the Laws of the Republic of Singapore. The parties herein submit themselves to the jurisdiction of the Courts of Singapore.

5.	Contract (Rights of Third Parties) Act 2001

A person who is not a party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 2001.

IN WITNESS WHEREOF the parties have hereunto set their hands the 1st day of June 2023.

Signed by the following signatory for and on behalf of the Landlord
Company: Susan Quek Heart are Private Limited
Company Reg No: 19940895

Authorised Signatory:
Name:	Susan Quek Swee San
NRIC:	S0160148B

In the presence of:
Witness:	Tan Lay Yen
NRIC No:	S713341OD

Signed by the following signa or-w for and on behalf of the Tenant
Company:	HC Orthopaedic. Surgery Pte Ltd
Company Reg No:	201725626E

Authorised Signatory
Name:	Henry Chan Ying Ho
NRIC:	S7971788F

In the presence of

Witness:	ZEMLELIM
NRIC No:	S9122888B

Certificate of Stamp Duty

Stamp Certificate Ref No.	:	083197-94LA4-1-427385723
Stamp Certificate Issued Date	:	01 Jun 2023

Document Ref No.	:	2306017176726 ver. 1.0
Document Description	:	Tenancy Agreement
Date of Document	:	01 Jun 2023

Property	:	3 MT ELIZABETH #15-14 SINGAPORE 228510

Landlord/ Lessor	:	SUSAN QUEK HEART CARE PRIVATE LIMITED (UEN-LOCAL CO - 199408950D)

Tenant/ Lessee	:	HC ORTHOPAEDIC SURGERY PTE. LTD. (UEN-LOCAL CO - 201725626E)

Stamp Duty	:	S$1,008.00

Total Amount	:	S$1,008.00

Check stamp certificate authenticity at MyTax Portal - Stamp Duty.

SXXXX829I - 01 Jun 2023	083197-94LA4-1-427385723
2306017176726
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